                          ESC STRATEGIC FUNDS, INC.

                      SUPPLEMENT DATED DECEMBER 7, 1995
                                      TO
                        PROSPECTUS DATED JULY 28, 1995


     Effective December 7, 1996, the Officers of the ESC Strategic Funds are authorized to waive the minimum initial and subsequent investment requirements of the Funds.

     This information is added to the paragraph set forth under the heading "Minimum Purchase Requirements" on page 29 of the Funds' prospectus dated July 28, 1995.

                           ESC STRATEGIC FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

     EQUITABLE SECURITIES CORPORATION -- INVESTMENT ADVISER AND DISTRIBUTOR
           FURMAN SELZ INCORPORATED -- ADMINISTRATOR, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT
--------------------------------------------------------------------------------

     This Prospectus describes the five funds (the "Funds") comprising ESC Strategic Funds, Inc. (the "Company"), an open-end management registered investment company advised by Equitable Securities Corporation (the "Adviser"). Certain of the Funds follow a "Multiple Manager Strategy" whereby the Adviser seeks to enhance performance and reduce market risk by allocating the respective Fund's assets among multiple "specialist" Managers. See "Management Strategies." The Funds described in this prospectus are:

                                    ESC Strategic APPRECIATION Fund
           ESC                      ESC Strategic GLOBAL EQUITY Fund
    [LOGO] STRATEGIC                ESC Strategic SMALL CAP Fund
           FUNDS                    ESC Strategic INCOME Fund
                                    ESC Strategic ASSET PRESERVATION Fund

     Each of the Funds offers two classes of shares, except ESC Strategic Asset Preservation Fund, which offers only one class of shares. The Funds bear certain expenses related to the distribution of their shares.

     ESC STRATEGIC INCOME FUND MAY INVEST UP TO 40% OF ITS ASSETS IN DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS OF UNTIMELY PAYMENT OF PRINCIPAL AND INTEREST, AS WELL AS DEFAULT AND OTHER RISKS, THAN HIGHER RATED SECURITIES. INVESTORS SHOULD CONSIDER THESE RISKS CAREFULLY BEFORE INVESTING IN THIS FUND. SEE "RISKS OF INVESTING IN THE FUNDS," PAGE 13.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

     A Statement of Additional Information (the "SAI"), dated July 28, 1995, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or telephoning the Company at the address and information numbers printed above.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                   OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                  The Date of this Prospectus is July 28, 1995

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
Highlights.......................................................................    2
Fund Expenses....................................................................    6
Fee Table........................................................................    6
Financial Highlights.............................................................    8
The Funds........................................................................    9
Risks of Investing in the Funds..................................................   13
Management Strategies............................................................   19
Management of the Funds..........................................................   21
Fund Share Valuation.............................................................   26
Pricing of Fund Shares...........................................................   27
Minimum Purchase Requirements....................................................   29
Purchase of Fund Shares..........................................................   29
Retirement Plan Accounts.........................................................   30
Exchange of Fund Shares..........................................................   30
Redemption of Fund Shares........................................................   31
Dividends, Distributions, and Federal Income Taxation............................   33
Description of Securities and Investment Practices...............................   35
Investment Restrictions..........................................................   41
Other Information................................................................   41
Appendix.........................................................................   44

--------------------------------------------------------------------------------

HIGHLIGHTS

THE FUNDS, THEIR ADVISER AND MANAGERS

This Prospectus describes the five Funds comprising ESC Strategic Funds, Inc. (the "Company"). Each Fund has a distinct investment objective and policies. Overall management of the Funds is provided by Equitable Securities Corporation (the "Adviser"). The Adviser, headquartered in Nashville, Tennessee, is a New York Stock Exchange member investment banking and securities brokerage firm. Founded in 1930, the Adviser's predecessor developed a national clientele as an investment banking firm dealing in both corporate and municipal securities. In 1968, the American Express Company acquired the Adviser's predecessor and in 1972 the firm was reestablished as an independent company when a group of its employees purchased the firm. Equitable Trust Company, the Adviser's wholly-owned subsidiary formed in 1991, provides investment management, trust, and other fiduciary services to individuals and other clients. Equitable Asset Management, Inc., an investment adviser, is a wholly-owned subsidiary of Equitable Trust Company. In 1986, the Adviser formed the IMES Consulting Group to provide consulting services to institutional and individual investors employing outside investment management expertise. The primary services of the IMES Consulting Group are strategic investment planning, asset allocation analysis, investment manager evaluation and performance measurement. The IMES Consulting Group provides primary information within Equitable Securities Corporation in the latter's role as Adviser of the ESC Strategic Funds.

For several of the Funds, the Adviser seeks to enhance performance and reduce market risk by allocating the respective Fund's assets among multiple "specialist" Managers (the "Multiple Manager Strategy"). For its services as Adviser, Equitable Securities

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporation receives from each Fund a fee at an annual rate based on the Fund's average daily net assets. This fee is at an annual rate of 0.50% for ESC Strategic Asset Preservation Fund, and 1.0% for each of the other Funds. These fees (except those for ESC Strategic Asset Preservation Fund) are higher than those for most other investment companies and are used by the Adviser to pay Managers' fees, at no additional cost to the Funds. See "Management of the Funds." The Funds and their Managers are as follows:

- ESC STRATEGIC APPRECIATION FUND -- This Fund's objective is long-term capital appreciation. It invests in a diversified portfolio comprised mainly of publicly traded common stocks and securities convertible into or exchangeable for common stock, primarily of U.S.-based companies. The Fund uses the Multiple Manager Strategy. Its Managers currently are GlobeFlex Capital, L.P., Brandes Investment Partners, Inc. and Equitable Asset Management, Inc. ("EAM").

- ESC STRATEGIC GLOBAL EQUITY FUND -- This Fund's objective is long-term capital appreciation. It invests primarily in a diversified portfolio of publicly traded common stocks and securities convertible into or exchangeable for common stock. In addition to the use of the Multiple Manager Strategy, the Fund diversifies its investments across domestic and international markets. The Fund's Managers currently are GlobeFlex Capital, L.P., Murray Johnstone International Limited and Blairlogie Capital Management.

- ESC STRATEGIC SMALL CAP FUND -- This Fund's objective is a high level of capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers with market capitalization of generally no more than $800 million at the time of purchase. THE FUND MAY INVEST SUBSTANTIAL PORTIONS OF ITS PORTFOLIO IN INDIVIDUAL ISSUERS AND THEREFORE DOES NOT INTEND TO BE DIVERSIFIED. The Fund's Manager is EAM.

- ESC STRATEGIC INCOME FUND -- This Fund's primary objective is a high level of current income, with a secondary objective of total return. It invests primarily in a diversified portfolio of corporate, government and other debt instruments of U.S. issuers, although up to 35% of its assets may be invested in such securities of non-U.S. issuers. THIS FUND HAS NO REQUIREMENTS AS TO MINIMUM RATING, AND UP TO 40% OF ITS ASSETS MAY BE INVESTED IN "JUNK BONDS". The Fund uses the Multiple Manager Strategy. Its Managers currently are Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

- ESC STRATEGIC ASSET PRESERVATION FUND -- This Fund's objective is as high a level of current income as is consistent with limiting the risk of potential loss. It invests in domestic investment grade debt securities with a maximum maturity of five years and a maximum dollar-weighted average portfolio maturity of three years. The Fund's Manager is EAM.

SPECIAL RISKS

IN ADDITION TO THE RISKS HIGHLIGHTED ABOVE, INVESTMENTS BY THE FUNDS IN FOREIGN EQUITY AND DEBT (INCLUDING SOVEREIGN DEBT AND SECURITIES OF ISSUERS IN EMERGING MARKETS) INVOLVE CURRENCY AND OTHER RISKS THAT ARE DIFFERENT FROM DOMESTIC INVESTMENTS. EACH OF THE FUNDS MAY ENGAGE IN OPTIONS AND FUTURES TRANSACTIONS FOR HEDGING PURPOSES, PROVIDED THAT NO MORE THAN 5% OF A FUND'S ASSETS MAY BE PLACED AT RISK BY SUCH TRANSACTIONS. THESE AND OTHER INVESTMENT PRACTICES OF THE FUNDS, INCLUDING SHORT SALES, INVOLVE SPECIAL RISKS. FOR MORE INFORMATION, SEE "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES" AND "RISKS OF INVESTING IN THE FUNDS." THERE CAN, OF COURSE, BE NO ASSURANCE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. MOREOVER, INVESTORS SHOULD BE AWARE THAT THE VALUE OF EACH FUND'S SHARES WILL FLUCTUATE, WHICH MAY CAUSE A LOSS IN THE PRINCIPAL VALUE OF THE INVESTMENT.

THE DISTRIBUTOR AND ADMINISTRATOR

Equitable Securities distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses. Furman Selz Incorporated ("Furman Selz") acts as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Administrator, transfer agent and fund accounting agent to the Funds. For its services as Administrator, each Fund pays Furman Selz a fee at the annual rate of 0.15% of its average daily net assets. Furman Selz receives separate fees for its services as transfer agent and fund accounting agent. See "Management of the Funds."

CLASSES OF SHARES

Each Fund, except ESC Strategic Asset Preservation Fund, offers investors a choice of two classes of shares which differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs. Class A shares are offered with a maximum front-end sales charge of 4.50%, which may be reduced or waived in certain cases. See "Purchase of Fund Shares." Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D* shares are offered with no front-end sales charge through October 31, 1995 (pursuant to a waiver by the Distributor of the 1.50% front-end sales charge, which waiver may be extended for additional one-year periods) and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. ESC Strategic Asset Preservation Fund offers only one class of shares with no front-end sales charge and a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily value of its net assets. See "Management of the Funds -- The Distributor."

For Funds offering two classes of shares, a prospective investor, in selecting between the classes, should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including distribution and marketing expenses and federal and state securities registration fees. Finally, investors should be aware that persons selling shares of the Funds may receive different levels of compensation for sales of Class A and Class D shares.

---------------

* Class D shares were formerly designated as Class B shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GUIDE TO INVESTING IN THE ESC STRATEGIC FUNDS, INC.

Purchase orders for the Funds received by your broker or Service Organization in proper order prior to 4:15 p.m., Eastern time, and transmitted to the Funds prior to 5:00 p.m. Eastern time will become effective that day.

- Minimum initial investment..................................................  $10,000
- Minimum initial investment for IRAs and other qualified retirement plans....  $ 2,000
- Minimum subsequent investment...............................................  $    50

Shareholders may exchange shares of a particular class in one Fund for shares of the same class in another Fund (or for shares of ESC Strategic Asset Preservation Fund) by telephone or mail.

- Minimum initial exchange....................................................  $ 2,000
  (No minimum for subsequent exchanges.)

Shareholders may redeem shares by telephone, mail or wire.

- The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.

All dividends and distributions will be automatically reinvested at net asset value in additional shares of the same class of the applicable Fund unless cash payment is requested.

- Dividends for ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund are paid monthly.

- Distributions for ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund and ESC Strategic Small Cap Fund are paid at least annually.

See "Purchase of Fund Shares" and "Redemption of Fund Shares" for more information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES

The following expense tables indicate costs and expenses that an investor should anticipate incurring either directly or indirectly as a shareholder of a Fund during its fiscal year ending March 31, 1996. The numbers reflect estimated levels of operating expenses based on general industry experience.

FEE TABLE

                                         ESC STRATEGIC           ESC STRATEGIC           ESC STRATEGIC
                                       APPRECIATION FUND      GLOBAL EQUITY FUND        SMALL CAP FUND
                                      -------------------     -------------------     -------------------
                                      CLASS A     CLASS D     CLASS A     CLASS D     CLASS A     CLASS D
                                      -------     -------     -------     -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)*..................   4.50%      None        4.50%       None        4.50%       None
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a
  percentage of offering price).....   None       None        None        None        None        None
Deferred Sales Charge (as a
  percentage of redemption
  proceeds).........................   None       None        None        None        None        None
Exchange Fees.......................   None       None        None        None        None        None
ANNUAL FUND OPERATING EXPENSE(as a
  percentage of average net assets
  annualized)
  Management Fees***................   1.00%      1.00%       0.70%       0.70%       1.00%       1.00%
  12b-1 Fees**......................   0.25%      0.75%       0.25%       0.75%       0.25%       0.75%
  Other Expenses***.................   0.75%      0.75%       1.55%       1.55%       0.75%       0.75%
                                      -------     -------     -------     -------     -------     -------
TOTAL PORTFOLIO OPERATING
  EXPENSES..........................   2.00%      2.50%       2.50%       3.00%       2.00%       2.50%
                                       ======      ======      ======      ======      ======      ======

------------

  * An initial sales charge of 1.50% on Class D shares of each Fund is being waived by the Distributor through October 31, 1995. This waiver may be extended by the Distributor for additional one-year periods.

 ** Under rules of the National Association of Securities Dealers, Inc. (the
     "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Funds."

*** Amounts shown for "Management Fees for ESC Strategic Global Equity Fund" reflect reductions of fees payable to the Adviser. Amounts shown for "Other Expenses" reflect voluntary reductions of fees payable for administrative and transfer agent services by ESC Strategic Global Equity Fund. Without these reductions, the estimated Management Fees would be 1.00% for ESC Strategic Global Equity Fund; "Other Expenses" and "Total Portfolio Operating Expenses," respectively, would be: ESC Strategic Global Equity Fund -- 1.60% and 3.35% (Class D), 1.60% and 2.85% (Class A). Out of its management fees, the Adviser pays the fees of the Managers. See "Management of the Funds."

The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Funds will bear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLE:*

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                            ESC STRATEGIC             ESC STRATEGIC
                                            APPRECIATION              GLOBAL EQUITY            ESC STRATEGIC
                                                FUND                      FUND                SMALL CAP FUND
                                         -------------------       -------------------       -----------------
                                         CLASS A     CLASS D       CLASS A     CLASS D       CLASS A   CLASS D
                                         -------     -------       -------     -------       -------   -------
1 year.................................   $  64       $  25         $  69       $  30         $  64     $  25
3 years................................   $ 105       $  78         $ 119       $  93         $ 105     $  78
5 years................................   $ 148       $ 133         $ 172       $ 158         $ 148     $ 133
10 years...............................   $ 267       $ 284         $ 316       $ 332         $ 267     $ 284

------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                                                  ESC STRATEGIC            ESC STRATEGIC
                                                                   INCOME FUND                 ASSET
                                                              ---------------------        PRESERVATION
                                                              CLASS A       CLASS D            FUND
                                                              -------       -------       ---------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)*....................     4.50%           None             None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price)...........................      None           None             None
Deferred Sales Charge (as a percentage of
  redemption proceeds)....................................      None           None             None
Exchange Fees.............................................      None           None             None
ANNUAL FUND OPERATING EXPENSE (as a percentage of average
  net assets annualized)
  Management Fees***......................................     1.00%          1.00%            0.00%
  12b-1 Fees**............................................     0.25%          0.75%            0.25%
  Other Expenses***.......................................     0.45%          0.45%            0.75%
                                                              -------       -------          -------
TOTAL PORTFOLIO OPERATING EXPENSES........................     1.70%          2.20%            1.00%
                                                               =====          =====       ===========

------------

  * An initial sales charge of 1.50% on Class D shares of each Fund is being waived by the Distributor through October 31, 1995. This waiver may be extended by the Distributor for additional one-year periods.
 ** Under rules of the National Association of Securities Dealers, Inc. (the
    "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Funds."
*** Amounts shown for "Management Fees" reflect waivers of a portion of the fees payable to the Adviser for the ESC Strategic Asset Preservation Fund. Amounts shown for "Other Expenses" reflect a waiver of the full amount of fees payable for administrative and transfer agent services by ESC Strategic Asset Preservation Fund. Without these waivers, the Funds' estimated Management Fees would be 0.50% for ESC Strategic Asset Preservation Fund; "Other Expenses" and "Total Portfolio Operating Expenses," respectively, would be: 0.90% and 1.65%. Out of its Management Fees, the Adviser pays the fees of the Managers.

The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Funds will bear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLE:*

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                   ESC STRATEGIC      ESC STRATEGIC ASSET
                                                                    INCOME FUND        PRESERVATION FUND
                                                                 ------------------   -------------------
                                                                 CLASS A   CLASS D
                                                                 -------   --------

1 year.........................................................   $  62      $ 22            $  10
3 years........................................................   $  96      $ 69            $  32
5 years........................................................   $ 133      $118            $  55
10 years.......................................................   $ 237      $253            $ 122

------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial data shown below, which is audited, is to assist investors in evaluating the performance of the Funds since their commencement of operations through March 31, 1995. This data is based on information contained in audited financial statements for the same periods which are contained in the Statement of Additional Information.

                                  ASSET
                              PRESERVATION
                                APRIL 25,       INCOME      GLOBAL EQUITY    SMALL CAP    APPRECIATION
                                  1994        MAY 4, 1994   MAY 12, 1994   JUNE 8, 1994   JULY 6, 1994
                              (COMMENCEMENT  (COMMENCEMENT  (COMMENCEMENT  (COMMENCEMENT  (COMMENCEMENT
                                   OF             OF             OF             OF             OF
                               OPERATIONS)    OPERATIONS)    OPERATIONS)    OPERATIONS)    OPERATIONS)
                                 THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                  1995           1995           1995           1995           1995
                              -------------  -------------  -------------  -------------  -------------
CLASS A***
-------
Net Asset Value, Beginning
  of Period:.................     $10.00         $10.00        $ 10.00        $ 10.00        $ 10.00
                              -------------  -------------  -------------  -------------  -------------
Income from Investment
  Operations:
  Net Investment
    income/(loss):...........       0.47           0.55          (0.05)         (0.03)             0
  Net realized/unrealized
    gain/(loss) on
    investments:.............      (0.11)         (0.05)          0.03           1.52           0.75
                              -------------  -------------  -------------  -------------  -------------
  Total from Investment
    Operations: .............       0.36           0.50          (0.08)          1.49           0.73
                              -------------  -------------  -------------  -------------  -------------
Less Distributions:
  Dividends from capital
    gains: ..................          0          (0.01)             0          (0.24)         (0.06)
  Dividends from net
    investment income: ......      (0.47)         (0.55)         (0.02)**           0              0
                              -------------  -------------  -------------  -------------  -------------
Total Distributions: ........      (0.47)         (0.56)         (0.02)         (0.24)         (0.06)
                              -------------  -------------  -------------  -------------  -------------
Net Asset Value, End of
  Period: ...................      $9.89          $9.94          $9.90         $11.25         $10.67
                              =============== =============== =============== =============== ===============
Total Return (not reflecting
  sales load): ..............       3.75%          5.30%         (0.84)%        15.03%          7.32%
Net Assets End of Period
  (in thousands): ...........    $11,924        $32,373         $9,213         $8,785        $15,126
Ratios to Average Net
  Assets of:
  Net investment income: ....       5.15%*         6.29%*        (0.65)%*       (0.43)%*       (0.04)%*
  Expenses net of waivers/
    reimbursements: .........       1.00%*         1.85%*         2.50%*         2.00%*         2.00%*
  Expenses before waivers/
    reimbursements: .........       2.12%*         1.86%*         3.22%*         3.28%*         2.88%*
  Portfolio Turnover Rate....         30%            92%            76%           151%            58%

------------
  * Annualized.

 ** Represents distribution in excess of net investment income.

*** Data shown are for the sole class of shares of Asset Preservation Fund and for Class A shares of each the other Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            INCOME          GLOBAL EQUITY        SMALL CAP        APPRECIATION
                                          MAY 4, 1994       MAY 12, 1994       JUNE 8, 1994       JULY 6, 1994
                                         (COMMENCEMENT      (COMMENCEMENT      (COMMENCEMENT      (COMMENCEMENT
                                        OF OPERATIONS)     OF OPERATIONS)     OF OPERATIONS)     OF OPERATIONS)
                                            THROUGH            THROUGH            THROUGH            THROUGH
                                        MARCH 31, 1995     MARCH 31, 1995     MARCH 31, 1995     MARCH 31, 1995
                                        ---------------    ---------------    ---------------    ---------------
CLASS D
--------
Net Asset Value, Beginning
  of Period:..........................       $10.00             $10.00            $ 10.00            $ 10.00
                                            -------            -------            -------            -------
Income from Investment Operations:
  Net Investment income/(loss):.......         0.50              (0.07)             (0.05)             (0.03)
  Net realized/unrealized gain/(loss)
    on investments:...................        (0.05)             (0.10)              1.51               0.72
                                            -------            -------            -------            -------
  Total from Investment Operations:...         0.45              (0.17)              1.46               0.69
                                            -------            -------            -------            -------
Less Distributions:
  Dividends from capital gains:.......        (0.01)                 0              (0.24)             (0.06)
  Dividends from net investment
    income:...........................        (0.50)             (0.01)**               0                  0
                                            -------            -------            -------            -------
Total Distributions:..................        (0.51)             (0.01)             (0.24)             (0.06)
                                            -------            -------            -------            -------
Net Asset Value, End of Period:.......        $9.94              $9.82             $11.22             $10.63
                                        ===============    ===============    ===============    ===============
Total Return:.........................         4.74%             (1.72)%            14.72%              6.92%
Net Assets End of Period (in
  thousands):.........................      $ 1,241            $ 3,322            $ 3,367            $ 1,693
Ratios to Average Net Assets of:
  Net investment income:..............         5.73%*            (1.51)%*           (0.93)%*           (0.56)%*
  Expenses net of
    waivers/reimbursements:...........         2.29%*             2.98%*             2.50%*             2.50%*
  Expenses before
    waivers/reimbursements:...........         2.31%*             3.69%*             3.68%*             3.40%*
  Portfolio Turnover Rate:............           92%                76%               151%                58%

------------
 * Annualized.

** Represents distribution in excess of net investment income.

--------------------------------------------------------------------------------

THE FUNDS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of the Company, which was organized under the laws of the State of Maryland on November 24, 1993 as an open-end management investment company. The Company's Board of Directors oversees the overall management of the Funds and elects the Funds' officers. The Adviser continuously monitors the performance of each Fund and its Managers and determines proper allocations of assets in each Fund's portfolio and among Managers for Funds using the Multiple Manager Strategy. See "Management Strategies." Investments and investment management decisions are made by the respective Manager(s) for each Fund based on the investment objective and policies of that Fund. For information regarding the Managers, see "Management of the Funds." There can be no assurance that a Fund will achieve its investment objective.

ESC STRATEGIC APPRECIATION FUND. Investors seeking long-term growth of capital and for whom current income is not an objective should consider investing in ESC Strategic Appreciation Fund.

The investment objective of ESC Strategic Appreciation Fund is long-term capital appreciation. The Fund invests in publicly traded common stocks and securities convertible into or exchangeable for common stock, primarily of U.S.-based companies. The Fund's investment policies reflect the Adviser's analysis indicating that (a) an equity orientation is attractive because, as measured by broad market indices, equities have historically out-performed fixed income securities and inflation over longer periods but with greater short-term risk of volatility, and (b) the short-term market risk of price volatility associated with equity investments may be reduced by using the Multiple Manager Strategy. See "Management Strategies." Al-

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                                        9

--------------------------------------------------------------------------------

though the Fund's portfolio consists primarily of equity securities, the Fund may invest in debt instruments to the extent consistent with its investment objective and for temporary defensive purposes. These debt obligations may include U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment grade or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Managers. The Fund's Managers are GlobeFlex Capital, L.P., Brandes Investment Partners, Inc. and EAM.

ESC STRATEGIC GLOBAL EQUITY FUND. Investors seeking long-term growth of capital and who wish to diversify their investments internationally should consider investing in ESC Strategic Global Equity Fund.

The investment objective of ESC Strategic Global Equity Fund is long-term capital appreciation. The Fund invests in publicly traded common stocks and securities convertible into or exchangeable for common stock. Like ESC Strategic Appreciation Fund, the Fund seeks to increase prospects for appreciation and to reduce market risk by using an equity orientation and by employing the Multiple Manager Strategy. The Fund also uses the Emerging Market Strategy (see "Management Strategies" and "Risks of Investing in the Funds"). The Fund diversifies its investments across markets (domestic and international) that have exhibited divergent return characteristics. Particular emphasis is placed on investing in (a) smaller companies believed by the Fund's Managers to have potential for above-average growth rates when investing in "mature" securities markets and (b) equity securities of companies in countries having "emerging" securities markets. The weighting of U.S. equity securities relative to securities of other equity asset categories in the Fund's portfolio will be determined through use of the Adviser's Domestic/International Equity Allocation Model. See "Management Strategies." Based on this Model, the Fund's portfolio is initially anticipated to have about 33% of its investments in U.S. securities. Its non-U.S. investments may include up to 35% in emerging market securities. Under normal market conditions, a fundamental policy of the Fund is to have at least 65% of its assets invested in issuers of at least three different countries, as determined by the location of their headquarters or principal business operations. Under appropriate market conditions, the Fund may invest in debt instruments and other asset classes that appear to offer opportunities for capital appreciation and that are rated investment grade or better by S&P or Moody's or, if unrated, are deemed of comparable quality by the Fund's Manager. In such event, the Fund may retain one or more Managers specializing in such other asset classes. The Fund may also invest in debt securities for defensive and cash management purposes. Permitted debt investments are comparable to those for ESC Strategic Appreciation Fund. The Fund's Managers currently are GlobeFlex Capital, L.P., Murray Johnstone International Limited and Blairlogie Capital Management Limited.

ESC STRATEGIC SMALL CAP FUND. Investors seeking long-term capital appreciation and who believe that smaller companies may offer special opportunities for growth over the long term should consider investing in ESC Strategic Small Cap Fund.

The investment objective of ESC Strategic Small Cap Fund is a high level of capital appreciation. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in equity securities of issuers with market capitalization of $1 billion or less, and as a matter of operating policy, the Fund will invest primarily in companies with market capitalization of $800 million or less at the time of investment. The Fund's portfolio will include equity securities of companies believed by the Manager to show superior prospects for growth due, for example, to promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy. In the Manager's view, such companies tend to be responsible for technological breakthroughs and/or unique solutions to market needs. By focusing on internal rather than

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

external factors, the Fund attempts to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Manager considers the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation relative to earnings growth as well as historic and comparable company valuations. The Manager also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show earnings growth exceeding 20% compared to the previous year's comparable period. Companies with excessive levels of debt will generally be avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Manager attempts to invest in those companies that are not well followed generally by securities analysts and the financial press. Because such securities tend not to be efficiently priced, the Manager believes they offer potentially superior investment opportunities. The Manager favors portfolio companies whose price when purchased is between five and fifteen times projected earnings for the coming year.

Although the Fund's portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) the Manager's analysis indicates that the company's fundamentals may be deteriorating; (c) general market expectations regarding the company's future performance exceed those of the Manager; or (d) alternative investments, in the Manager's view, offer superior potential for appreciation.

The Fund's portfolio will consist primarily of common stocks, but may also include convertible preferred, participating preferred and preferred stocks. Its equity investments will be traded on domestic or foreign securities exchanges or in over-the-counter markets. For temporary defensive and liquidity purposes, however, it may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) rated high grade or better or, if unrated, determined to be of comparable quality by the Fund's Manager.

Investing in companies that are undergoing internal change may involve special risks due to the unknown effects of change. Additionally, the Fund will not be a "diversified" investment company and may therefore invest substantial portions of its assets in securities of individual issuers. Thus, the Fund will not have the same diversification of investment risk as a diversified fund. (A "diversified" investment company must, with respect to at least 75% of its assets, invest no more than 5% of its total assets in the securities of a single issuer, and own no more than 10% of the outstanding voting securities of a single issuer, except for cash, cash items, U.S. Government securities, and securities of other investment companies.) The Fund intends, however, to meet the diversification requirements under the Internal Revenue Code of 1986 to qualify for tax treatment as a regulated investment company. The Fund's Manager is EAM.

ESC STRATEGIC INCOME FUND. Investors seeking a high level of current income together with total return should consider investing in ESC Strategic Income Fund. The longer-term securities in which the Fund normally invests generally have higher yields, but higher risks and greater price fluctuation, than shorter-term securities. See "Risks of Investing in the Funds -- Interest Rate Risk".

The primary investment objective of ESC Strategic Income Fund is a high level of current income, with a secondary objective of total return. The Fund invests primarily in corporate, government and other debt instruments of U.S. and non-U.S. issuers and, under normal circumstances, will have at least 65% of the value of its total assets invested in income producing securities. In selecting debt securities for ESC Strategic Income Fund, the Managers seek those instruments that appear best calculated to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

achieve the Fund's investment objective. To provide the Managers with maximum flexibility and to accommodate their differing management styles, the Fund has not adopted quality restrictions with respect to obligations in which its assets may be invested. THUS, THE FUND'S INVESTMENTS GENERALLY WILL INCLUDE SECURITIES THAT ARE UNRATED, AND UP TO 40% OF THE FUND'S ASSETS MAY BE INVESTED IN SECURITIES THAT ARE RATED BELOW INVESTMENT GRADE AND UNRATED SECURITIES DEEMED BY A MANAGER TO BE OF COMPARABLE QUALITY (COMMONLY KNOWN AS "JUNK BONDS"), WHICH ENTAIL SPECIAL RISKS. SEE "RISKS OF LOWER RATED SECURITIES."

The Fund follows the Multiple Manager Strategy and the Emerging Market Strategy (see "Management Strategies" and "Risks of Investing in the Funds"). The Fund may invest in securities issued by the U.S. Government and its agencies and instrumentalities. It may also invest in securities issued by foreign governments or their agencies or instrumentalities ("sovereign debt"), by international agencies and by U.S. and foreign corporate issuers, including notes, bonds, convertible and preferred securities, mortgage-backed securities, commercial paper, bankers' acceptances, certificates of deposit, Yankee bonds and Eurobonds. INVESTMENTS IN FOREIGN SECURITIES (INCLUDING SOVEREIGN DEBT) WILL BE LIMITED TO 35% OF ITS ASSETS. FOR MORE INFORMATION ON SPECIAL RISKS OF INVESTING IN FOREIGN SECURITIES AND SOVEREIGN DEBT, SEE "RISKS OF INVESTING IN THE FUNDS."

The Fund's Managers currently are Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

ESC STRATEGIC ASSET PRESERVATION FUND. Investors seeking higher returns than are generally available from money market instruments and certificates of deposit, with low risk of significant share price volatility, should consider investing in ESC Strategic Asset Preservation Fund. The Fund is not insured by the Federal Deposit Insurance Corporation.

The investment objective of ESC Strategic Asset Preservation Fund is as high a level of current income as is consistent with limiting the risk of potential loss. The Fund invests primarily in domestic investment grade debt obligations with a maximum maturity of five years, with a maximum dollar-weighted average portfolio maturity of three years. Securities held by the Fund will include U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, certificates of deposit, bankers' acceptances and other debt instruments that meet the Fund's quality criteria. The Fund's yield will tend to vary with changes in short-term interest rates. See "Risks of Investing in the Funds."

The Manager selects investments for the Fund that appear best suited to achieving the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with these policies, the Fund may purchase corporate debt securities rated Baa or better by Moody's or BBB or better by S&P (securities with these ratings have speculative characteristics), mortgage-and asset-backed securities rated A or better by Moody's or S&P, commercial paper rated Prime-2 or better by Moody's or A-2 or better by S&P and other debt instruments that are either given equivalent ratings by at least two other nationally-recognized rating agencies ("NRSROs") or deemed by the Manager to be of comparable quality. Securities downgraded below these ratings will normally be sold unless the Manager believes the sale would be disadvantageous to the Fund. In no event will over 15% of the Fund's total assets consist of such downgraded securities. Assumptions generally accepted by the financial industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions or that are subject to pre-refunding, sometimes resulting in a calculated maturity different from the stated maturity of the security. The Fund's Manager is EAM.

OTHER INVESTMENT POLICIES OF THE FUNDS

In addition to the investment policies and practices described above, the Funds may engage in transactions in options and futures contracts for hedging purposes, provided that no more than 5% of a Fund's assets may be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

placed at risk by such transactions. (See "Risks of Investing in the Funds"). For additional information on these and other investments and investment restrictions, see "Description of Securities and Investment Practices," "Investment Restrictions," and the SAI.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN THE FUNDS

Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, an investment in ESC Strategic Small Cap Fund may entail special risks because (a) the Fund is not required to be diversified and (b) investments in small companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser and Managers monitor developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of that respective Fund's investment in any single issuer.

Foreign Securities (All Funds except ESC Strategic Asset Preservation
Fund). Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis, and a Fund may from time to time have foreign currency holdings pending investment. When a Fund converts its foreign currency holdings, it will incur costs. Although

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through a Fund's flexible policies, Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments. See the SAI for further information about foreign securities.

Special Considerations Concerning Emerging Markets: Investment in emerging market countries presents risk in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

Interest Rate Risk. Changes in interest rates affect the value of securities in a variety of ways, not all of which are predictable. The most direct effect of interest rate changes, however, is on fixed income securities. Generally, the current market value of fixed income securities falls as interest rates rise and rises as interest rates fall. The effect of interest rate changes on the market value of a security is typically greater the longer the remaining term of the security. Changes in interest rates on short and/or longer term securities also affect the yield on fixed income securities of particular maturities which can be purchased by a Fund. Each of the Funds may invest in fixed income securities, and ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund will generally be substantially invested in such securities. ESC Strategic Income Fund, because of the longer-term securities in which it generally invests, will typically be more vulnerable to the effects of interest rate risk on the market value of its portfolio securities than ESC Strategic Asset Preservation Fund, which invests in shorter term instruments. The yield to maturity on particular securities will vary depending on prevailing interest rates for such securities at the time of the investment. Because of its shorter term investments, the yield from ESC Strategic Asset Preservation Fund will tend to be more quickly affected by interest rate changes than will that of ESC Strategic Income Fund.

Risks of Lower Rated and Non-Investment Grade Securities and Sovereign Debt Obligations. ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund may invest in securities rated Baa by Moody's and/or BBB by S&P if, in the opinion of the Manager(s), the yield is commensurate with the risk involved. These securities (and securities deemed of comparable quality by a Manager) have speculative characteristics. A description of the characteristics of ratings of securities in which a Fund may invest is attached as an Appendix.

ESC Strategic Income Fund may invest in securities rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade and comparable unrated securities (commonly known as "junk bonds") offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which ESC Strategic Income Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or other NRSROs (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of its respective shares. Therefore, an investment in a Fund that invests in securities of this type should not be considered as a complete investment program for all investors.

The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value its portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, a Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund's assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The recent economic recession has resulted in default levels in excess of historic averages.

Investing in sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which several of the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to default on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities," above.

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue on an effective yield basis for original issue discount and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends.

Municipal Lease Obligations. Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

Short Sales. A Fund will incur a loss as a result of a short sale (other than a short sale against the box) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. To limit these risks, a Fund's short sales (other than short sales against the box) will be only with respect to securities fully listed on a national securities exchange and will not at any time exceed a dollar amount equal to 25% of the Fund's net equity. Further, a Fund's short sales of securities of a single issuer will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

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                                       17

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Options transactions involve, additionally, risks similar to those described below in "Risks of Futures and Related Options Transactions."

Currency Risk. Most of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. The Funds may, however, engage in foreign currency transactions to protect their portfolios against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. (See below.) The Funds cannot assure that these techniques will always be successful.

Foreign Currency Options. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Fund will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Risks of Futures and Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that a Manager's forecasts about market values, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin de-

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                                       18

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posits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and, except for ESC Strategic Asset Preservation Fund, also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

Risks of Forward Foreign Currency Contracts. The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to a Fund.

--------------------------------------------------------------------------------

MANAGEMENT STRATEGIES

The Adviser uses various strategies intended to increase the return of the Funds and to lower their volatility, to the extent consistent with the objectives of each Fund, by (a) strategically allocating assets to specific categories, markets and Managers, (b) identifying and retaining Managers who have achieved superior records and have appropriately divergent management styles, and (c) monitoring Managers' performance and adherence to stated styles.

MULTIPLE MANAGER STRATEGY. The Adviser expects to use the Multiple Manager Strategy for certain of the Funds from time to time. Under this strategy, the Adviser allocates portions of a Fund's assets among multiple specialist managers with dissimilar investment styles and security selection disciplines. The Adviser monitors the performance of both the total Fund portfolio and of each Manager and will reallocate Fund assets among individual Managers, or recommend to the Company that it employ or terminate particular Managers, to the extent the Adviser deems appropriate to achieve the overall objectives of the particular Fund. The Adviser intends to recommend reallocations if, under the Adviser's strategic analysis, a Manager's allocation becomes over-weighted as a result of extended appreciation and in order that undervalued securities and management styles receive additional allocations. Under certain circumstances, when deemed in the best interests of a Fund and its shareholders, the Adviser may recommend that a Manager's allocation be set temporarily at zero.

The Multiple Manager Strategy is based on analysis of performance of investment managers which indicates that even highly successful investment managers experience variations in performance which may be caused by factors or conditions that affect the particular universe of securities emphasized by that investment manager or otherwise impact his particular investment style. By recognizing the effect of these factors on particular Managers, the Adviser can reallocate or rebalance the assets of a Fund among Managers from time to time to provide a

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                                       19

--------------------------------------------------------------------------------

more favorable risk/reward relationship. As a result of this strategy, the Adviser hopes both to increase the prospects for investment return and to reduce market risk.

To the extent the Adviser is successful in (a) identifying and retaining Managers who have achieved superior investment records and have appropriately divergent investment styles, (b) monitoring Managers' performance and adherence to stated styles, and (c) strategically allocating Fund assets among multiple Managers, over time the Adviser believes the Funds with multiple Managers may achieve a better rate of return with lower volatility than would typically be expected of any one management style.

The Adviser selects Managers based on the continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Managers, and the Adviser does not anticipate frequent changes in Managers. Criteria for employment of Managers include, but are not limited to, the following:

(1) Managers must display discipline and thoroughness in pursuit of stated investment objectives.

(2) Managers must maintain over time consistently above-average performance. Most importantly, Managers must display an ability to conserve values in down markets.

(3) Managers must demonstrate a high level of service and responsibility to clients. The Adviser monitors continually the performance of Managers as well as management firm staffs and organizations to assess overall competence.

The Company has applied to the Securities and Exchange Commission for an exemptive order to permit the Company to retain new Managers without obtaining shareholder approval. There is no assurance that the order will be granted. See "Other Information -- Voting Rights" in the SAI for more information.

From time to time, the Adviser may recommend that the services of a Manager be terminated. The criteria for termination include, but are not limited to, the following:

(1) Departure of key personnel from the Manager's firm.

(2) Acquisition of the Manager by a third party.

(3) Change in or departure from investment style.

(4) Inadequate investment process which could result in inconsistent security selection.

MULTIPLE ASSET STRATEGY. In the Adviser's view, approximately 94% of return variability among investment portfolios is attributable to asset allocation. Therefore, short-term risk of price volatility associated with equity investments should be reduced by broad representation in asset groups that historically have lower market risk than equities -- principally fixed income securities.

MULTIPLE MARKET STRATEGY. For certain Funds, the Adviser will seek to reduce market risk through exposure to international markets which, as a group, have exhibited counter-cyclical characteristics compared to U.S. markets. The U.S. equity market capitalization currently represents approximately 43% of global equity market capitalization. Additional return benefits may be achieved by the broader security selection available in international markets.

EMERGING COMPANY/MATURE MARKET STRATEGY. When a Fund invests in mature markets, the Adviser will seek above-average return by allocating assets to Managers that invest in companies (a) with earnings growth that exceeds that of the economy,
(b) that have a market capitalization less than the average for that market, and
(c) that are under-recognized by investors. The Adviser's analysis indicates that, over time, such stocks tend to outperform larger capitalization indices and are less subject to macro-economic, cyclical forces.

EMERGING MARKET STRATEGY. The Adviser will seek to enhance investment return for ESC Strategic Global Equity Fund and ESC

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                                       20

--------------------------------------------------------------------------------

Strategic Income Fund through investing in emerging markets that are exhibiting or are in the early stages of exhibiting very high economic growth rates relative to countries in the Organization for European Community Development ("OECD"). An emerging market may be defined as any country considered to be emerging or developing by the World Bank or the United Nations. Currently, the Adviser anticipates emphasis, for Funds using this strategy, in Latin America (Argentina, Brazil, Chile, Columbia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela) and Asia (China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand). It is anticipated that countries in Southern and Eastern Europe, the Mid-East and Africa will be added to this list. For special risks of investing in emerging markets, see "Risks of Investing in the Funds."

DOMESTIC/INTERNATIONAL EQUITY ALLOCATION MODEL (DIEA MODEL). For the ESC Strategic Global Equity Fund, the Adviser will determine the weighting in the Fund's portfolio between U.S. and international markets by using the DIEA Model. This model considers (a) U.S. Gross National Product ("GNP") as a percentage of the world economy, based on calculations by the World Bank, and (b) the trend of U.S. Gross Domestic Product ("GDP") growth relative to other international developed market and emerging market categories of equity assets represented in the Fund's portfolio. The World Bank currently estimates that the GNP of the United States comprises 34% of the world economy. This percentage has declined from 47% in 1970 and is expected to decline further given 2% expected growth in developed OECD markets as compared to 6.5% expected growth in emerging markets. Accordingly, the initial allocation to U.S. equities is expected to be no greater than 33%. Emerging markets will generally comprise between 40% to 60% of the international component or about 35% of the total investment assets. From time to time, the Adviser may allocate Fund assets to fixed income or other securities when these allocations are expected to provide returns comparable to those normally associated with equity securities.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are William Howard Cammack, Sr.; William Howard Cammack, Jr.; J. Bransford Wallace; Brownlee O. Curry, Jr.; and E. Townes Duncan. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading
"Management -- Directors and Officers."

THE ADVISER: EQUITABLE SECURITIES CORPORATION

Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange, Inc. Together with predecessors, the Adviser has been in business since 1930. Through its IMES Consulting Group, the Adviser provides consulting services to clients regarding the strategic allocation of assets and the selection and monitoring of investment management firms. The Adviser serves as General Partner of several private, unregistered limited partnerships. The Company is the Adviser's first registered investment company client. One of the Managers, EAM, is a subsidiary of the Adviser's subsidiary, Equitable Trust Company, and is, therefore, an affiliate of the Adviser. The Adviser and its affiliates had approximately $485 million under management at March 31, 1995.

For the advisory services it provides the Funds, the Adviser receives from each Fund fees, payable monthly based on average daily net assets, at an annual rate based on the Fund's average net assets. Fees are 0.50% for ESC Strategic Asset Preservation Fund. Fees are 1.0% for each of the other Funds, which are higher rates than advisory fees paid by

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                                       21

--------------------------------------------------------------------------------

most other funds. Out of its fees, the Adviser pays fees to the Managers at the following annual rates based on the percentage of each Fund's assets managed by the particular Manager: GlobeFlex Capital, L.P., 0.50%; Equitable Asset Management, 0.50%; Brandes Investment Partners, Inc., 1.00%; Murray Johnstone International Limited, 0.50% for ESC Strategic Global Equity Fund and 0.25% for ESC Strategic Income Fund; Blairlogie Capital Management Limited, 0.50%; Llama Asset Management Company, L.P., 0.25%; Cincinnati Asset Management, Inc., 0.25%; and Equitable Trust Company, 0.25%. The Adviser has agreed to limit the expenses of the Funds to the following percentages of each Fund's net asset value: ESC Strategic Appreciation Fund -- 2.00% (Class A) and 2.50% (Class D); ESC Strategic Global Equity Fund -- 2.50% (Class A) and 3.00% (Class D); ESC Strategic Small Cap Fund -- 2.00% (Class A) and 2.50% (Class D); ESC Strategic Income Fund -- 2.00% (Class A) and 2.50% (Class D); and ESC Strategic Asset Preservation Fund -- 1.00%. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $48,047, $0, $49,973, $21,417 and $32,786 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, Advisory fees would have been $48,047, $277,567, $87,665, $71,388 and $82,592 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

W. Howard Cammack, Jr. has primary responsibility for the Adviser's advice to the Funds. Mr. Cammack joined the Adviser in 1979. He is presently a Managing Director, is head of the Adviser's Investment Management and Fiduciary Services Group, and is a member of the Board of Directors of the Adviser, Equitable Trust Company, and EAM. In 1986, Mr. Cammack organized the Adviser's IMES Consulting Group, which he oversees. Mr. Cammack received a Bachelor's degree in history from Tulane University in 1979.

THE MANAGERS

GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 740, San Diego, California 92121, was newly formed in 1994 by a group of seven individuals previously associated with other investment advisory firms and collectively having approximately 60 years' investment management experience. The firm specializes in management of domestic and international equity securities.

Blairlogie Capital Management, 125 Princes Street, Edinburgh, Scotland EH2 4AD, is an international equity investment firm founded in 1992. Blairlogie manages assets of $500 million for mutual funds, pension plans, foundations and endowments as of March 31, 1995. Blairlogie is a U.K. limited partnership principally owned by PIMCO Advisors, L.P., an affiliate of Pacific Mutual Life Insurance Company. PIMCO Advisors, L.P. manages over $70 billion of assets.

Llama Asset Management Company, L.P., One McIlroy Plaza, Suite 302, Fayetteville, Arkansas 72701 organized in 1988, is an investment advisory firm that specializes in fixed income investments. The firm provides investment management to pension plans, insurance companies, hospitals, and other institutional investors and individuals. As of March 31, 1995, the firm had approximately $215 million of assets under management.

Cincinnati Asset Management, Inc., 11300 Cornell Park Drive, Cincinnati, Ohio 45242 is an investment advisory firm specializing in high-yield debt securities, also known as junk bonds. The firm, organized in 1989 and majority owned by its chief executive officer, William S. Sloneker and family members, provides services to insurance companies, pension plans, other institutional investors and individuals. As of March 31, 1995, the firm had approximately $145 million of assets under management.

Murray Johnstone International Limited, 11 West Nile Street, Glasgow, Scotland G1 2PX, was organized in 1989 and manages $1.1 billion in assets for clients in North America, including other mutual funds. The firm is a wholly-owned subsidiary of the Murray Johnstone Group, whose origin goes back to 1907. The Group had approximately

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                                       22

--------------------------------------------------------------------------------

$6 billion of assets under management as of March 31, 1995. Murray Johnstone Group, in turn, is owned by United Asset Management Corporation, a New York Stock Exchange-traded company based in Boston.

Brandes Investment Partners, Inc., 12750 High Bluff Drive, San Diego, California 92130, has been providing investment advisory services since 1974 (including predecessors). Brandes Investment Partners, Inc. manages approximately $4.1 billion for individual, corporate, pension plan and other clients as of March 31, 1995.

Equitable Asset Management, Inc. ("EAM"), 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a subsidiary of Equitable Trust Company, a single-purpose financial institution chartered under Tennessee banking statutes and a wholly-owned subsidiary of the Adviser. EAM began business as an investment adviser in 1988 and at March 31, 1995 managed approximately $64 million in assets. Frank D. Inman has primary investment responsibility for equity management at EAM, including EAM's services to ESC Strategic Appreciation Fund and ESC Strategic Small Cap Fund. Mr. Inman joined Equitable Securities Corporation in May of 1988 where he is a Managing Director. Prior to that date, Mr. Inman was Director of Institutional Equity Sales at Interstate Securities in Charlotte, North Carolina. Mr. Inman received a Bachelors degree in English from the University of Georgia in 1973 and a Masters degree in Business Administration from Georgia State University in 1979.

Primary investment responsibility for fixed income investments at EAM, including EAM's services to ESC Strategic Asset Preservation Fund, resides with Gary F. Poling, First Vice President and Investment Officer of Equitable Trust Company and First Vice President of EAM. Prior to joining Equitable Trust Company, Mr. Poling was First Vice President and Senior Portfolio Manager of Sovran Bank/Tennessee's Trust Division. Previously, he was an investment representative with Merrill Lynch, Pierce, Fenner and Smith, Inc. Mr. Poling received a Bachelor of Science degree in Finance from East Tennessee State University in 1972. He is also a Certified Financial Planner, a Registered Financial Planner, a Certified Trust and Financial Adviser, and a Certified Financial Relationship Counselor.

THE DISTRIBUTOR

The Adviser acts as Distributor for the Funds pursuant to a Distribution
Contract.

Each of the Funds offering two classes of shares has adopted a service and distribution plan ("Plan") with respect to each class of its shares. The Plans provide that Class A shares will pay the Distributor a fee up to an annual rate of 0.25% (which may include a 0.25% Service Fee) of the value of average daily net assets of Class A shares as reimbursement for its costs incurred for financing certain distribution and shareholder service activities related to Class A shares. For the period ended March 31, 1995, the Distributor received $27,828; $10,299; $11,355 and $13,314 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class A Plans. The Plans provide that Class D shares will pay the Distributor amounts up to an annual rate of 0.75% (which may include a 0.25% Service Fee) of the average daily net assets of Class D shares as reimbursement for its costs incurred to finance certain distribution and shareholder service activities related to Class D Shares. For the period ended March 31, 1995, the Distributor received $2,185; $6,800; $9,355 and $4,068 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class D Plans. ESC Strategic Asset Preservation Fund, which has only one class of shares, has adopted a Plan substantially the same as that for Class A shares of the other Funds. For the period ended March 31, 1995 the Distributor received $13,765 pursuant to the Plan for ESC Strategic Asset Preservation Fund. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders.

Under each of the Plans, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Selling dealers may be paid

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                                       23

--------------------------------------------------------------------------------

amounts, at the end of each year, totalling up to 0.25% of the average daily net asset value of Class A shares and for the sole class of shares of Asset Preservation Fund, and 0.75% of the average daily net asset value of Class D shares in their clients' accounts. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.

SERVICE ORGANIZATIONS

Payments may be made by the Funds or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Funds and their shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class (and of the sole class of Asset Preservation Fund) owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

ADMINISTRATIVE SERVICES

Furman Selz Incorporated, 237 Park Avenue, New York, New York 10017, acts as Administrator of the Funds. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pursuant to an Administrative Services Contract with the Company, Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (a) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Adviser, Managers, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Administrator waived fees of $14,414, $0, $9,525, $5,442 and $6,884 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, administrative fees would have been $14,414, $43,736, $13,150, $10,709

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                                       24

--------------------------------------------------------------------------------

and $12,389 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Pursuant to a Services Agreement between the Company and Furman Selz, Furman Selz provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $10,000 for each Fund, plus out-of-pocket expenses. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Transfer Agent waived fees of $7,842, $4,464, $3,310, $2,102 and $2,946 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, transfer agent fees would have been $9,342, $9,096, $8,877, $8,137 and $7,370 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Pursuant to a Fund Accounting Agreement between the Company and Furman Selz, Furman Selz assists the Company in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses. For the period ended March 31, 1995, Furman Selz earned for fund accounting services including out of pocket expenses $32,273; $36,180; $35,020; $25,666 and $22,016 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

OTHER EXPENSES

Each Fund bears all costs of its operations other than expenses specifically assumed by the Administrator, the Adviser, the Managers or other service providers. In addition to the fees to service providers, described above, the costs borne by the Funds, some of which may vary between the classes for Funds with two classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. Each Fund bears its own expenses associated with its establishment as a portfolio of the Company; these expenses are amortized over a five-year period from the commencement of a Fund's operations. Company expenses directly attributable to a Fund or class are charged to that Fund or class; other expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement and Portfolio Management Agreements, each Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, each Manager will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by Managers with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. To the extent permitted by, and subject to conditions of, applicable law and regulations, the Funds may purchase securities from an underwriting syndicate of which an affiliate of the Company, the Adviser, the Administrator or a Manager is a member (but not directly from such affiliate). Purchases and sales of common stocks are generally placed by a Manager with broker-dealers which, in the judgment of the particular Manager, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares and research provided to the Managers. Broker-dealers selected to execute portfolio transactions for the Funds may include affiliates of the Company, the Adviser, Administrator or a Manager, provided the charge for any such transaction does not exceed usual and customary levels. A Manager may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Manager believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Manager. The Funds will not pay higher securities prices or higher mark-ups or mark-downs, in recognition of the value of research services provided by a securities dealer, on transactions with a securities dealer where the dealer sells securities to the Fund or purchases them from the Fund, on a principal basis.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Managers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

--------------------------------------------------------------------------------

FUND SHARE VALUATION

The net asset value per share for each class of shares of each Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Managers and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be expressed for valuation purposes in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

With respect to options contracts sold by a Fund, the Fund records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRICING OF FUND SHARES

Orders for the purchase of shares of each class will be executed at the net asset value per share of that class plus any applicable sales charge (the "public offering price") next determined after an order has been received in proper order by the Funds, or by an authorized broker, investment adviser or Service Organization and transmitted to the Funds by 5:00 p.m. Eastern Time. (See "Purchase of Fund Shares.") The sales charge on purchases of each class of shares of the Funds (except ESC Strategic Asset Preservation Fund, which has no sales charge) is as follows:

                                                           SALES CHARGE AS A       AMOUNT OF SALES
                                                             PERCENTAGE OF         CHARGE REALLOWED
                                                         ---------------------     TO DEALERS AS A
                                                          PUBLIC        NET         PERCENTAGE OF
                                                         OFFERING      AMOUNT      PUBLIC OFFERING
                                                          PRICE       INVESTED          PRICE
                                                         --------     --------     ----------------
CLASS A SHARES
AMOUNT OF INVESTMENT
  Less than $100,000...................................   4.50%       4.71%        4.00%
  $100,000 but less than $250,000......................   3.50%       3.63%        3.00%
  $250,000 but less than $500,000......................   2.50%       2.56%        2.25%
  $500,000 but less than $1,000,000....................   2.00%       2.04%        1.75%
  $1,000,000 and over..................................   None        None         None
CLASS D SHARES*........................................   None        None         None

------------

* An initial sales charge of 1.50% on Class D shares of each Fund is being waived by the Distributor through October 31, 1995. This waiver may be extended by the Distributor for additional one-year periods.

The sales charge will not apply to shares of either class purchased by: (a) trust, investment management and other fiduciary accounts managed by the Adviser or a Manager pursuant to a written agreement; (b) any person purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser or a Manager pursuant to a written agreement; (c) any person purchasing shares with the proceeds of a redemption of shares of a mutual fund, other than ESC Strategic Funds, Inc., that were originally purchased with a sales load; (d) Furman Selz or any of its affiliates; (e) Directors or officers of the Funds; (f) directors or officers of Furman Selz, the Adviser or a Manager, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (g) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Company and the Plan Sponsor, so long as such shares are purchased through the Distributor; or (h) any person purchasing shares within an asset allocation or fee based program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of shares having an aggregate value equal to or exceeding $200,000.

See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales charge paid to acquire shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

  Right of Accumulation

Each Fund (except ESC Strategic Asset Preservation Fund, which imposes no sales charge) permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares of those Funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of these Funds valued at $100,000 and purchased an additional $20,000 of Class A shares of the Funds (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Class A shares of the Funds. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

  Letter of Intent

The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of a particular Fund. Shares of such Fund previously purchased during a 90-day period prior to the date of receipt by the Funds of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Funds of such prior purchases.

A Letter of Intent (which is not applicable to investments in ESC Strategic Asset Preservation Fund or in Class D shares of the other Funds) permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Distributor in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the Letter of Intent provides that a sufficient number of escrowed shares will be liquidated to reimburse the Distributor to the extent of the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Funds, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Funds is $10,000, except that the minimum is $2,000 for an IRA or other qualified retirement plan. Any subsequent investments must be at least $50, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Distributor reserves the right to reject purchase orders.

--------------------------------------------------------------------------------

PURCHASE OF FUND SHARES

All funds received by the Funds are invested in full and fractional shares of the indicated class of the appropriate Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

An investment may be made using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, a Purchase Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Funds to place the order.

Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Funds prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.

From the Distributor. Shares may be purchased directly from the Distributor by sending a completed Purchase Application together with a money order, check or other negotiable bank draft to ESC Strategic Funds, Inc., P.O. Box 4490, Grand Central Station, New York, New York 10163-4490.

By Wire. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the applicable Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. The bank will normally charge a fee for handling the transaction. To purchase shares by a Federal funds wire, investors should first contact Furman Selz Mutual Funds Client Services Wire Desk which will establish a record of information for the wire to insure the correct processing of funds. The Wire Desk may be called at 1-800-261-FUND(3863).

The investor's bank should wire funds using the following instructions:

Investors Fiduciary Trust Company
Kansas City, MO 64105
ABA #1010-0362-1
Account #751-2996
Further Credit to: Fund Name

Investors who have read the Prospectus may establish a new regular account through the Wire Desk; IRAs and other qualified retirement plan accounts may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all dividends and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. By using the Purchase Application, an investor may specify other distribution options and may add any special features offered by a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Funds by telephone at 1-800-261-FUND(3863).

Automatic Investment Program. An eligible shareholder may also participate in the ESC Strategic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may commence their participation in this program with a minimum initial investment of $10,000 and may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month or calendar quarter into their established Fund account. Contact the Fund for more information about the ESC Strategic Automatic Investment Program.

--------------------------------------------------------------------------------

RETIREMENT PLAN ACCOUNTS

All Funds may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $2,000. An IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA; in addition there will be charged a $10.00 termination fee when the account is closed. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Funds at 1-800-261-FUND(3863).

--------------------------------------------------------------------------------

EXCHANGE OF FUND SHARES

The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund in the Company. Shares of a particular class of a Fund may be exchanged only for shares of that same class in another Fund, with no sales charge. Shares of ESC Strategic Asset Preservation Fund may be exchanged for shares of another Fund with payment of the applicable sales charges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $2,000. There is no minimum for subsequent exchanges, and no service fee is imposed for an exchange. The Funds may terminate or amend the terms of the exchange privilege at any time upon 60 days' notice to shareholders.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exchange by Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Funds. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made;
(d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations.

Exchange by Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Funds at 1-800-261-FUND(3863). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) if applicable, the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds reserve the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time.

--------------------------------------------------------------------------------

REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Funds. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

Where the shares to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to three days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

Redemption Methods. To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A shareholder may redeem shares using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. These organizations are responsible for the prompt transmission of orders. The broker will contact the Funds and place a redemption trade. The broker may charge a fee for this service.

By Mail. Shareholders may redeem shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares (if applicable) and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

By Telephone. Shareholders may redeem shares by calling the Funds toll free at 1-800-261-FUND(3863). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

By Wire. Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

Systematic Withdrawal Plan. An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

Reinstatement Privilege. A shareholder who has redeemed shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund, same class, and the same account from which the shares were re-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

deemed. A redemption is a taxable transaction and gain may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of a Fund may not be taken into account in determining gain or loss on the disposition of those shares.

Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder (not by market action) to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the account will not be redeemed.

Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have a Fund make payment, in whole or in part, in readily marketable securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of that Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND
FEDERAL INCOME TAXATION

Each Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest income, if any, the Fund generally will not pay any U.S. federal income or excise tax.

Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund will declare distributions of such income daily and pay those dividends monthly. ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund and ESC Strategic Small Cap Fund will make distributions of such income at least annually. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

In the case of ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of such month. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of their Fund shares prior to a dividend payment date will be entitled on the next payment date to all dividends declared but unpaid on those shares at the time of their redemption.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, in the case of Funds which do not declare dividends daily, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. No portion of the dividends paid by ESC Strategic Income Fund or ESC Strategic Asset Preservation Fund is expected to so qualify. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies when shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

The Funds may be required to withhold Federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld

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                                       34

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may be credited against the shareholder's U.S. federal income tax liability.

Further information relating to tax consequences is contained in the SAI.

Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

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DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.

Corporate Debt Securities (All Funds). A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors and the Fund's Manager or, if unrated, are in

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                                       35

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the Manager's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Funds." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral plus accrued interest will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Manager, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

Loans of Portfolio Securities (All Funds). To increase current income each Fund may lend its portfolio securities worth up to 5% of that Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in

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                                       36

--------------------------------------------------------------------------------

this Prospectus for commercial paper obligations.

Forward Commitments and When-Issued Securities (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Manager deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Mortgage-Related Securities (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, a Manager may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance compa-

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                                       37

--------------------------------------------------------------------------------

nies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Managers will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

A Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities issued by U.S. Government agencies or in-

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                                       38

--------------------------------------------------------------------------------

strumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing a Fund to more risk.

Foreign Securities (All Funds except ESC Strategic Asset Preservation
Fund). These Funds may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to a Fund concerning unsponsored securities, for which the paying agent is located outside the United States. See "Risks of Investing in the Funds."

The Funds may purchase foreign securities traded in the United States or in foreign markets. The Funds may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. For more information, see "Risks of Investing in the Funds."

Forward Foreign Currency Transactions (All Funds except ESC Strategic Asset Preservation Fund). The Funds may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning forward foreign currency transactions.

Futures Contracts and Options (All Funds). The Funds may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of a Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for further information about futures and options. See "Risks of Investing in the Funds" for a discussion of risks related to investing in futures and options.

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                                       39

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Municipal Obligations (ESC Strategic Asset Preservation Fund).  When consistent with its investment objective and policies, including quality criteria, the Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Such Municipal Obligations may include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, stand-by commitments, municipal lease obligations and third party puts. For more information on Municipal Obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.

Short Sales (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, and ESC Strategic Small Cap Fund). A Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. Risks associated with short sales of securities are described below under "Risks of Investing in the Funds."

To complete a short sale, a Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by a Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. For additional limitations on short sales, see "Risks of Investing in the Funds."

Short Sales Against the Box (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, and ESC Strategic Small Cap Fund). A Fund may, in addition to engaging in short sales as described above, enter into a short sale of common stock such that when the short position is open, the Fund owns an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.

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                                       40

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INVESTMENT RESTRICTIONS

The following restrictions are applicable to each of the Funds, except as otherwise indicated.

(1) Except for ESC Strategic Small Cap Fund, no Fund may, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) No Fund may purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

(3) No Fund may borrow money, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. A Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets.

(4) No Fund may make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

For purposes of investment restriction number (1), ESC Strategic Asset Preservation Fund considers a Municipal Obligation to be issued by the governmental entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers, to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed with respect to that Fund only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

Additionally, as a non-fundamental policy, no Fund may invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

OTHER INFORMATION

CAPITALIZATION

ESC Strategic Funds, Inc. was organized as a Maryland corporation on November 24, 1993 and currently consists of five separately managed portfolios. (The Company has two additional portfolios that are currently inactive.) The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

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                                       41

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VOTING

Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund's shareholders vote separately on matters affecting only that Fund, such as agreements with its Portfolio Managers, and shareholders of each class within a Fund vote separately on matters affecting only that class, such as its service and distribution plan. For information concerning exemptive relief that would permit the Company to retain new Managers without shareholder approval, see "Management of the Fund" and "Other Information -- Voting Rights" in the SAI.

The Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove a person serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

PERFORMANCE INFORMATION

The Funds may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

Quotations of yield reflect a Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a 62 hypothetical investment in shares of a Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund (and class-specific expenses, as applicable) on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance information for the Funds may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

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ACCOUNT SERVICES

All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

Furman Selz, the Company's Administrator, provides fund accounting functions for the Funds, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

General and Account Information:
(800) 261-FUND (3863).

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APPENDIX
DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows:
AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades;

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                                       44
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MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk;
SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

INVESTMENT GRADE RATINGS: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS
(-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATING FOR MUNICIPAL NOTES AND SHORT-TERM MUNICIPAL DEMAND
OBLIGATIONS:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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                                  ADDRESS FOR:
                                      ESC
                               [LOGO] STRATEGIC
                                      FUNDS
                           ESC STRATEGIC FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

                       INVESTMENT ADVISER AND DISTRIBUTOR

                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee 37219-1743

                                 ADMINISTRATOR

                            Furman Selz Incorporated
                                230 Park Avenue
                            New York, New York 10169

                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                    COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

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